Sub-Item 77Q1(e)

                                AMENDMENT NO. 4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of December 19, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., (the "Adviser"), on behalf of AIM Sector Funds (Invesco Sector Funds), and each of Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                            W I T N E S S E T H:

     WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Financial Services Fund, Invesco Mid Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund and Invesco Van Kampen Utility Fund;

     NOW, THEREFORE, the parties agree that;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                     FUNDS

                Invesco Energy Fund
                Invesco Gold & Precious Metals Fund
                Invesco Leisure Fund
                Invesco Utilities Fund
                Invesco Technology Fund
                Invesco U.S. Mid Cap Value Fund
                Invesco Van Kampen American Value Fund
                Invesco Van Kampen Comstock Fund
                Invesco Van Kampen Mid Cap Growth Fund
                Invesco Van Kampen Small Cap Value Fund
                Invesco Van Kampen Value Opportunities Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                              INVESCO ADVISERS, INC.

                                              Adviser

                                              By: /s/ John M. Zerr
                                                  ------------------------------
                                                  Name: John M. Zerr
                                                  Title: Senior Vice President

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
                              INVESCO CANADA LTD.

                              Sub-Adviser

                              By: /s/ Eric J. Adelson
                                  ------------------------------------------
                                  Name: Eric J. Adelson
                                  Title: Senior Vice President and Secretary

                              By: /s/ Wayne Bolton
                                  ------------------------------------------
                                  Name: Wayne Bolton
                                  Title: Vice President, Compliance
                                         & Chief Compliance Officer

                                              INVESCO ASSET MANAGEMENT
                                              DEUTSCHLAND GMBH

                                              Sub-Adviser

                                               By:
                                                   -----------------------------
                                                  Name:
                                                         -----------------------
                                                  Title:
                                                         -----------------------

                                              INVESCO ASSET MANAGEMENT LIMITED

                                              Sub-Adviser

                                              By: /s/ A J Proudfoot
                                                  ------------------------------
                                                  Name: A.J. Proudfoot
                                                  Title: Director

                                           INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                           Sub-Adviser

                                           By: /s/ Masakazu Hasegawa
                                               -------------------------------
                                               Name: Masakazu Hasegawa
                                               Title: Managing Director

                         INVESCO AUSTRALIA LIMITED

                         Sub-Adviser

                         By: /s/ Nick Burrell             /s/ Mark Yesberg
                             -------------------          ------------------
                             Name: Nick Burrell           Mark Yesberg
                             Title: Company Secretary     Director

                          INVESCO HONG KONG LIMITED

                          Sub-Adviser

                          By: /s/ Anna Tong         /s/ Fanny Lee
                              ------------------    ---------------------
                              Name: Anna Tong       Fanny Lee
                              Title: Director       Director

                           INVESCO SENIOR SECURED MANAGEMENT, INC.

                           Sub-Adviser

                           By: /s/ Jeffrey H. Kupor
                               -----------------------------------
                               Name: Jeffrey H. Kupor
                               Title: Secretary & General Counsel

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